UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2014

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value
Common Stocks—61.7%
Consumer Discretionary—9.4%
Auto Components—0.1%
Delphi Automotive plc	18,630	$1,134,381
Magna International, Inc.	2,860	242,671
		1,377,052
Automobiles—0.6%
Astra International Tbk PT	3,002,000	1,583,959
Bayerische Motoren Werke (BMW) AG	14,193	1,545,355
Bayerische Motoren Werke (BMW) AG, Preference	94,059	7,555,548
		10,684,862
Diversified Consumer Services—0.5%
Benesse Holdings, Inc.	31,200	1,231,283
Dignity plc	63,038	1,548,998
Estacio Participacoes SA	166,800	1,293,205
Grand Canyon Education, Inc.[1]	8,330	365,021
Kroton Educacional SA	72,287	1,104,711
LifeLock, Inc.[1]	35,410	722,718
New Oriental Education & Technology Group, Inc., Sponsored ADR	66,900	1,962,846
		8,228,782
Hotels, Restaurants & Leisure—1.3%
Buffalo Wild Wings, Inc.[1]	15,470	2,194,574
Carnival Corp.	54,870	2,150,355
Chipotle Mexican Grill, Inc.[1]	990	546,440
Chuy’s Holdings, Inc.[1]	25,090	906,251
Domino’s Pizza Group plc	180,150	1,564,921
Fiesta Restaurant Group, Inc.[1]	30,070	1,292,108
Genting Bhd	520,000	1,617,046
Gtech SpA	62,819	1,912,250
Home Inns & Hotels Management, Inc., ADR[1]	14,320	491,033
Jollibee Foods Corp.	243,130	815,534
McDonald’s Corp.[2]	51,410	4,841,280
Multimedia Games Holding Co., Inc.[1]	28,810	915,006
Red Robin Gourmet Burgers, Inc.[1]	15,250	982,558
Revel Entertainment, Inc.[1]	5,092	—
William Hill plc	326,069	1,780,268
Wynn Resorts Ltd.	3,620	787,060
		22,796,684
Household Durables—0.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	19,900	117,755
La-Z-Boy, Inc.	32,460	873,823
MRV Engenharia e Participacoes SA	34,000	116,233
SEB SA	18,250	1,428,178
		2,535,989
Internet & Catalog Retail—0.5%
Amazon.com, Inc.[1]	3,456	1,239,633
B2W Cia Digital[1]	58,517	564,741
Ctrip.com International Ltd., ADR[1]	53,970	2,132,355
Priceline.com, Inc.[1]	800	915,912
RetailMeNot, Inc.[1]	10,090	357,287
TripAdvisor, Inc.[1]	13,540	1,045,152
Yoox SpA[1]	47,773	1,808,100

    1    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Internet & Catalog Retail (Continued)
zulily, Inc., Cl. A1	6,710	$266,722
		8,329,902
Leisure Equipment & Products—0.0%
Nintendo Co. Ltd.	3,800	451,192
Media—2.3%
British Sky Broadcasting Group plc	89,726	1,290,908
Grupo Televisa SAB, Sponsored ADR	204,153	5,932,686
Liberty Global plc, Cl. A1	6,979	557,831
Liberty Global plc, Series C1	5,211	413,389
Lions Gate Entertainment Corp.	45,850	1,482,330
MDC Partners, Inc., Cl. A	32,220	774,247
Nexstar Broadcasting Group, Inc., Cl. A	19,900	956,195
SES, FDR	56,200	1,804,019
Sinclair Broadcast Group, Inc., Cl. A	21,240	667,361
Time Warner, Inc.	45,490	2,858,137
Twenty-First Century Fox, Inc., Cl. A2	72,340	2,301,859
Twenty-First Century Fox, Inc., Cl. B	68,190	2,130,256
Viacom, Inc., Cl. B	18,490	1,518,029
Walt Disney Co. (The)[2]	196,196	14,245,792
Zee Entertainment Enterprises Ltd.	1,076,735	4,586,576
		41,519,615
Multiline Retail—0.2%
Dollarama, Inc.	22,545	1,700,364
Lojas Americanas SA, Preference	243,290	1,481,970
Shinsegae Co. Ltd.	3,536	749,203
		3,931,537
Specialty Retail—1.6%
Conn’s, Inc.[1]	30,580	1,856,512
Five Below, Inc.[1]	18,100	663,365
Home Depot, Inc. (The)	56,820	4,366,617
Industria de Diseno Textil SA (Inditex)	62,615	9,340,392
Lithia Motors, Inc., Cl. A	14,990	843,787
Lumber Liquidators Holdings, Inc.[1]	7,590	675,434
O’Reilly Automotive, Inc.[1]	4,141	542,388
Tiffany & Co.[2]	97,373	8,100,460
TJX Cos., Inc. (The)	23,066	1,323,066
		27,712,021
Textiles, Apparel & Luxury Goods—2.2%
Brunello Cucinelli SpA	12,772	348,216
Burberry Group plc	77,566	1,843,769
Cie Financiere Richemont SA	33,430	3,093,353
Kering	40,230	8,023,231
Luxottica Group SpA	17,827	947,922
LVMH Moet Hennessy Louis Vuitton SA	57,800	10,283,356
Nike, Inc., Cl. B	48,572	3,538,470
Prada SpA	407,700	3,038,789
Salvatore Ferragamo SpA	11,679	361,435
Swatch Group AG (The)	2,651	1,575,905
Tod’s SpA	23,344	3,190,818
VF Corp.	58,070	3,394,191
		39,639,455

    2    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Consumer Staples—5.1%
Beverages—1.6%
AMBEV SA, ADR	483,000	$3,158,820
Anadolu Efes Biracilik Ve Malt Sanayii AS	72,221	731,861
Brown-Forman Corp., Cl. B	38,610	2,972,970
C&C Group plc	155,334	879,126
Carlsberg AS, Cl. B	28,446	2,772,080
Diageo plc	98,824	2,948,563
Fomento Economico Mexicano SAB de CV, Sponsored ADR	45,756	4,129,021
Fomento Economico Mexicano SAB de CV, UBD	200,050	1,809,485
Heineken NV	40,773	2,485,913
Nigerian Breweries plc	591,834	569,421
Pernod-Ricard SA	29,510	3,165,629
SABMiller plc	42,940	1,932,961
Tsingtao Brewery Co. Ltd., Cl. H	58,000	420,938
		27,976,788
Food & Staples Retailing—0.9%
Almacenes Exito SA	43,892	576,975
Almacenes Exito SA, GDR[3]	57,600	740,004
BIM Birlesik Magazalar AS	31,202	533,967
Cencosud SA	338,920	958,022
Costco Wholesale Corp.	26,357	2,961,473
CP ALL PCL	2,106,500	2,505,529
CVS Caremark Corp.	62,440	4,228,437
InRetail Peru Corp.[1,3]	18,800	274,597
Magnit	11,067	2,646,600
		15,425,604
Food Products—1.8%
Annie’s, Inc.[1]	4,520	181,342
Aryzta AG1	34,114	2,682,785
Barry Callebaut AG1	1,636	1,936,681
Boulder Brands, Inc.[1]	66,950	960,063
DANONE SA	21,470	1,417,024
Flowers Foods, Inc.	16,300	341,485
Hershey Co. (The)	39,670	3,943,198
J.M. Smucker Co. (The)	25,800	2,486,862
Nestle SA	64,291	4,661,520
Tingyi Cayman Islands Holding Corp.	738,000	1,918,749
Ulker Biskuvi Sanayi AS	47,551	292,484
Unilever plc	246,182	9,464,688
Want Want China Holdings Ltd.	1,220,000	1,627,564
		31,914,445
Household Products—0.5%
Colgate-Palmolive Co.[2]	121,810	7,458,426
Hindustan Unilever Ltd.	26,093	236,788
Reckitt Benckiser Group plc	22,037	1,650,824
Unilever Indonesia Tbk PT	121,000	283,552
		9,629,590
Personal Products—0.2%
Colgate-Palmolive India Ltd.	34,752	723,921
Estee Lauder Cos., Inc. (The), Cl. A	23,980	1,648,385
L’Oreal SA	2,760	453,185

    3    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Personal Products (Continued)
Marico Ltd.	120,272	$409,072
Natura Cosmeticos SA	73,000	1,187,904
		4,422,467
Tobacco—0.1%
Swedish Match AB	32,061	939,089

Energy—2.9%
Energy Equipment & Services—1.2%
Bristow Group, Inc.	9,120	654,725
China Oilfield Services Ltd., Cl. H	132,000	345,946
Dril-Quip, Inc.[1]	9,880	993,533
Eurasia Drilling Co. Ltd., GDR	15,790	546,314
Halliburton Co.	34,140	1,673,201
Hunting plc	14,380	177,915
Oceaneering International, Inc.	21,030	1,433,194
Saipem SpA	51,070	1,197,827
Schlumberger Ltd.	13,088	1,146,116
Schoeller-Bleckmann Oilfield Equipment AG	11,677	1,220,334
Technip SA	83,850	7,141,818
Tenaris SA, ADR	47,420	2,109,242
Transocean Ltd.	67,270	2,911,446
		21,551,611
Oil, Gas & Consumable Fuels—1.7%
Antero Resources Corp.[1]	9,970	585,638
Athlon Energy, Inc.[1]	12,430	379,115
BG Group plc	58,180	976,306
Bonanza Creek Energy, Inc.[1]	21,320	867,937
Cairn Energy plc[1]	184,697	654,196
Chevron Corp.	21,742	2,427,059
CNOOC Ltd.	995,000	1,538,469
Diamondback Energy, Inc.[1]	25,260	1,313,015
EOG Resources, Inc.	17,140	2,832,214
Exxon Mobil Corp.	24,373	2,246,216
Genel Energy plc[1]	34,960	565,585
Koninklijke Vopak NV	27,644	1,519,206
Noble Energy, Inc.	17,760	1,106,981
NovaTek OAO, Sponsored GDR	23,700	2,890,905
Oasis Petroleum, Inc.[1]	34,770	1,453,734
Petroleo Brasileiro SA, Sponsored ADR	147,500	1,755,250
Pioneer Natural Resources Co.	9,390	1,589,915
Repsol SA	143,035	3,348,980
Tullow Oil plc	118,400	1,536,840
		29,587,561

Financials—9.3%
Capital Markets—2.8%
Ameriprise Financial, Inc.	40,280	4,255,179
Artisan Partners Asset Management, Inc., Cl. A	18,420	1,168,196
BinckBank NV	54,515	607,501
Charles Schwab Corp. (The)	107,950	2,679,319
Credit Suisse Group AG1	138,271	4,165,959

    4    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Capital Markets (Continued)
Deutsche Bank AG	138,920	$6,719,169
Evercore Partners, Inc., Cl. A	20,860	1,164,822
Financial Engines, Inc.	29,270	1,783,128
Goldman Sachs Group, Inc. (The)	45,165	7,412,480
ICAP plc	341,679	2,169,398
Invesco Ltd.	85,540	2,844,205
Northern Trust Corp.	23,890	1,438,656
Tullett Prebon plc	157,630	858,252
UBS AG1	555,703	11,002,772
Virtus Investment Partners, Inc.[1]	3,070	559,538
		48,828,574
Commercial Banks—2.5%
Banco Bilbao Vizcaya Argentaria SA	473,271	5,654,133
Banco Bradesco SA, ADR	75,760	797,753
Banco Davivienda SA, Preference	55,678	591,048
Bancolombia SA, Sponsored ADR	12,030	528,598
Commercial International Bank Egypt SAE	214,092	1,039,144
First Financial Holdings, Inc.	14,230	875,856
Grupo Financiero Banorte SAB de CV, Cl. O	64,546	407,430
Grupo Financiero Inbursa SAB de CV, Cl. O	313,127	780,827
Guaranty Trust Bank plc	2,866,834	489,262
HDFC Bank Ltd., ADR	29,900	935,571
Home BancShares, Inc.	30,390	937,228
ICICI Bank Ltd., Sponsored ADR	217,040	6,982,177
Itau Unibanco Holding SA, Preference, ADR	253,774	3,106,194
JPMorgan Chase & Co.	54,872	3,037,714
Signature Bank[1]	19,110	2,332,567
Societe Generale SA	57,940	3,276,251
Sumitomo Mitsui Financial Group, Inc.	88,000	4,071,027
Turkiye Garanti Bankasi AS	196,692	519,131
U.S. Bancorp	57,588	2,287,971
Wells Fargo & Co.	85,004	3,854,081
Western Alliance Bancorp[1]	77,430	1,735,981
Zenith Bank plc	3,507,093	502,584
		44,742,528
Consumer Finance—0.1%
American Express Co.	26,846	2,282,447
Credit Acceptance Corp.[1]	2,090	290,886
		2,573,333
Diversified Financial Services—1.4%
Bank of America Corp.	68,300	1,144,025
BM&FBovespa SA	990,400	3,935,745
Citigroup, Inc.	138,590	6,573,324
Haci Omer Sabanci Holding AS	394,688	1,305,202
Hong Kong Exchanges & Clearing Ltd.	61,245	954,819
Marico Kaya Enterprises Ltd.[1]	2,405	146
MarketAxess Holdings, Inc.	11,240	705,198
McGraw Hill Financial, Inc.[2]	116,130	8,830,525
Moscow Exchange (The)	1,069,763	1,868,511
		25,317,495

    5    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance—1.8%
AIA Group Ltd.	379,200	$1,753,665
Allianz SE	42,566	7,101,669
Aon plc	42,740	3,438,860
China Life Insurance Co. Ltd., Cl. H	2,000	5,446
Dai-ichi Life Insurance Co. Ltd. (The)	305,400	4,580,241
Fidelity National Financial, Inc., Cl. A	96,850	3,054,649
Marsh & McLennan Cos., Inc.	41,320	1,888,737
Old Mutual plc	111,676	317,023
Prudential plc	430,282	8,670,333
Sul America SA	100,060	551,455
		31,362,078
Real Estate Investment Trusts (REITs)—0.1%
American Tower Corp.	17,710	1,432,385
Real Estate Management & Development—0.4%
CapitaMalls Asia Ltd.	370,000	510,547
DLF Ltd.	1,427,753	3,114,149
Hang Lung Group Ltd.	129,500	594,436
Hang Lung Properties Ltd.	626,570	1,732,514
SM Prime Holdings, Inc.	2,819,103	963,333
Soho China Ltd.	878,000	697,988
Wallace Theater Holdings, Inc.[1,4]	430	3,324
		7,616,291
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	230,967	2,934,971

Health Care—9.0%
Biotechnology—2.4%
Aegerion Pharmaceuticals, Inc.[1]	10,630	637,587
Amgen, Inc.	37,690	4,483,225
Biogen Idec, Inc.[1]	21,270	6,649,853
Celgene Corp.[1]	13,603	2,066,704
Celldex Therapeutics, Inc.[1]	64,270	1,656,881
Clovis Oncology, Inc.[1]	7,810	507,884
CSL Ltd.	30,100	1,850,925
Cubist Pharmaceuticals, Inc.[1]	17,870	1,306,118
Gilead Sciences, Inc.[1]	118,760	9,577,994
Grifols SA	57,848	2,997,760
Medivation, Inc.[1]	20,320	1,617,472
NPS Pharmaceuticals, Inc.[1]	29,000	1,037,620
Theravance, Inc.[1]	85,550	3,149,951
Vertex Pharmaceuticals, Inc.[1]	69,340	5,480,634
		43,020,608
Health Care Equipment & Supplies—1.4%
Becton Dickinson & Co.	14,310	1,547,197
Cardiovascular Systems, Inc.[1]	11,230	380,922
Cyberonics, Inc.[1]	13,060	872,408
DexCom, Inc.[1]	40,141	1,624,105
DiaSorin SpA	34,844	1,564,332
Essilor International SA	15,680	1,574,408
Globus Medical, Inc., Cl. A1	31,480	736,632
Insulet Corp.[1]	42,020	1,806,860

    6    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Equipment & Supplies (Continued)
Medtronic, Inc.	24,560	$1,389,114
Mindray Medical International Ltd., ADR	9,550	334,632
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	650,000	755,368
Sonova Holding AG1	13,572	1,863,584
Spectranetics Corp.[1]	44,200	1,150,084
St. Jude Medical, Inc.	41,440	2,516,651
West Pharmaceutical Services, Inc.	21,920	1,040,104
William Demant Holding[1]	11,450	1,052,539
Zeltiq Aesthetics, Inc.[1]	20,150	412,873
Zimmer Holdings, Inc.	48,140	4,523,716
		25,145,529
Health Care Providers & Services—2.0%
Acadia Healthcare Co., Inc.[1]	32,800	1,674,112
Aetna, Inc.[2]	90,090	6,155,850
Apollo Hospitals Enterprise Ltd.	43,579	654,583
Bangkok Dusit Medical Services Public Co. Ltd., Cl. F	2,500	8,951
Cardinal Health, Inc.	43,660	2,969,753
Centene Corp.[1]	24,940	1,511,364
Diagnosticos da America SA	102,900	633,624
ExamWorks Group, Inc.[1]	39,690	1,222,055
MWI Veterinary Supply, Inc.[1]	7,850	1,462,141
Sinopharm Group Co. Ltd., Cl. H4	347,400	963,536
Sonic Healthcare Ltd.	118,200	1,707,991
Team Health Holdings, Inc.[1]	48,840	2,107,934
UnitedHealth Group, Inc.	54,040	3,906,011
WellCare Health Plans, Inc.[1]	10,270	668,680
WellPoint, Inc.[2]	102,610	8,824,460
		34,471,045
Health Care Technology—0.2%
Cerner Corp.[1]	21,730	1,236,220
CompuGroup Medical AG	21,881	582,553
HealthStream, Inc.[1]	22,550	654,401
Medidata Solutions, Inc.[1]	20,800	1,312,480
		3,785,654
Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	16,710	971,686
Fluidigm Corp.[1]	13,840	624,461
ICON plc[1]	37,220	1,563,612
Thermo Fisher Scientific, Inc.	39,320	4,527,305
		7,687,064
Pharmaceuticals—2.6%
AbbVie, Inc.	51,050	2,513,191
Akorn, Inc.[1]	50,430	1,144,761
Allergan, Inc.[2]	53,410	6,120,786
Bayer AG	47,371	6,236,765
Bristol-Myers Squibb Co.[2]	92,057	4,600,088
Cipla Ltd.	111,107	722,618
Galenica AG	1,195	1,138,460
Jazz Pharmaceuticals plc[1]	5,830	884,178
Johnson & Johnson	21,057	1,862,913
Medicines Co. (The)[1]	22,160	770,281

    7    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Pharmaceuticals (Continued)
Novo Nordisk AS, Cl. B	36,960	$1,464,874
Pacira Pharmaceuticals, Inc.[1]	5,790	396,789
Pfizer, Inc.	151,864	4,616,665
Roche Holding AG	31,850	8,752,512
Shire plc	76,260	3,811,319
		45,036,200

Industrials—8.3%
Aerospace & Defense—1.9%
Airbus Group NV	156,530	11,094,419
B/E Aerospace, Inc.[1]	12,730	1,011,653
Curtiss-Wright Corp.	11,510	706,944
Embraer SA	197,700	1,506,559
Embraer SA, ADR	147,440	4,524,934
HEICO Corp.	19,330	1,028,743
Hexcel Corp.[1]	54,090	2,254,471
Honeywell International, Inc.	13,150	1,199,674
Lockheed Martin Corp.	15,590	2,352,687
Precision Castparts Corp.	15,560	3,963,910
Rolls-Royce Holdings plc[1]	67,030	1,306,470
United Technologies Corp.	23,600	2,690,872
		33,641,336
Air Freight & Couriers—0.3%
Royal Mail plc[1]	16,530	162,318
United Parcel Service, Inc., Cl. B	48,220	4,591,991
		4,754,309
Building Products—0.7%
A.O. Smith Corp.	45,400	2,143,788
Allegion plc[1]	21,970	1,084,220
Assa Abloy AB, Cl. B	128,110	6,384,149
Fortune Brands Home & Security, Inc.	48,970	2,206,588
Nortek, Inc.[1]	5,864	441,031
		12,259,776
Commercial Services & Supplies—0.5%
Aggreko plc	50,029	1,271,300
Edenred	22,570	630,231
Mobile Mini, Inc.[1]	57,980	2,242,087
Prosegur Compania de Seguridad SA	267,325	1,605,933
Tyco International Ltd.	59,150	2,394,984
		8,144,535
Construction & Engineering—0.3%
FLSmidth & Co. AS	35,706	1,901,355
Koninklijke Boskalis Westminster NV	41,111	1,972,275
Leighton Holdings Ltd.	72,400	1,042,432
Outotec OYJ	29,812	303,864
Trevi Finanziaria Industriale SpA	129,332	1,089,808
		6,309,734
Electrical Equipment—1.2%
ABB Ltd.[1]	63,765	1,586,140
AMETEK, Inc.	17,270	853,483
Eaton Corp. plc	20,630	1,507,847

    8    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Electrical Equipment (Continued)
Emerson Electric Co.	61,570	$4,059,926
Generac Holdings, Inc.	27,030	1,300,954
Legrand SA	32,160	1,705,170
Nidec Corp.	55,700	6,216,035
Prysmian SpA	98,784	2,415,431
Schneider Electric SA	19,220	1,549,754
		21,194,740
Industrial Conglomerates—0.8%
3M Co.	43,030	5,516,015
Jardine Strategic Holdings Ltd.	31,512	1,024,770
Siemens AG	47,065	5,964,133
SM Investments Corp.	80,573	1,248,613
		13,753,531
Machinery—1.3%
Aalberts Industries NV	103,165	3,215,313
Atlas Copco AB, Cl. A	60,297	1,632,097
FANUC Corp.	21,100	3,402,597
Flowserve Corp.	15,290	1,105,926
Ingersoll-Rand plc	63,100	3,709,649
Middleby Corp. (The)[1]	10,440	2,574,295
Parker Hannifin Corp.	28,170	3,193,633
Proto Labs, Inc.[1]	18,740	1,487,206
Wabtec Corp.	23,520	1,736,011
Weir Group plc (The)	49,526	1,703,106
		23,759,833
Professional Services—0.5%
Advisory Board Co. (The)[1]	11,730	742,626
Experian plc	94,431	1,613,700
Huron Consulting Group, Inc.[1]	15,800	1,046,592
Intertek Group plc	22,250	1,034,837
On Assignment, Inc.[1]	75,090	2,228,671
SGS SA	646	1,461,435
WageWorks, Inc.[1]	19,210	1,194,670
		9,322,531
Road & Rail—0.1%
Genesee & Wyoming, Inc., Cl. A1	18,810	1,699,295
Kansas City Southern	7,540	796,149
		2,495,444
Trading Companies & Distributors—0.6%
Brenntag AG	11,954	2,060,211
Bunzl plc	115,038	2,622,558
H&E Equipment Services, Inc.[1]	89,360	2,705,821
United Rentals, Inc.[1]	13,700	1,108,878
Wolseley plc	31,860	1,716,774
		10,214,242
Transportation Infrastructure—0.1%
Airports of Thailand PCL	26,100	135,600
DP World Ltd.[5]	62,902	1,146,543
DP World Ltd.[5]	17,946	326,617
		1,608,760

    9    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—14.6%
Communications Equipment—1.3%
Cisco Systems, Inc.[2]	183,850	$4,028,154
Juniper Networks, Inc.[1,2]	160,630	4,274,364
Telefonaktiebolaget LM Ericsson, Cl. B	1,187,136	14,573,813
		22,876,331
Computers & Peripherals—1.4%
Apple, Inc.[2]	21,883	10,954,630
EMC Corp.[2]	160,750	3,896,580
Fusion-io, Inc.[1]	157,550	1,733,050
Stratasys Ltd.[1]	19,350	2,332,836
Western Digital Corp.	58,740	5,061,626
		23,978,722
Electronic Equipment, Instruments, & Components—1.3%
Cognex Corp.[1]	30,520	1,204,014
Hoya Corp.	84,900	2,345,988
Keyence Corp.	19,050	7,849,456
Kyocera Corp.	79,900	3,572,661
Methode Electronics, Inc.	36,390	1,224,887
Murata Manufacturing Co. Ltd.	69,800	6,463,707
Omron Corp.	19,100	754,615
		23,415,328
Internet Software & Services—4.1%
Baidu, Inc., Sponsored ADR[1]	38,110	5,964,215
Benefitfocus, Inc.[1]	6,650	433,247
ChannelAdvisor Corp.[1]	26,410	1,145,402
Cornerstone OnDemand, Inc.[1]	51,940	2,963,177
CoStar Group, Inc.[1]	15,170	2,609,847
eBay, Inc.[1,2]	157,930	8,401,876
Envestnet, Inc.[1]	18,320	783,180
Facebook, Inc., Cl. A1,2	156,650	9,801,591
Google, Inc., Cl. A1,2	14,169	16,733,164
LinkedIn Corp., Cl. A1	9,530	2,050,951
MercadoLibre, Inc.	9,030	871,305
Naver Corp.	2,085	1,319,456
Pandora Media, Inc.[1]	40,120	1,447,128
Shutterstock, Inc.[1]	21,780	1,755,686
SPS Commerce, Inc.[1]	16,790	1,084,970
Telecity Group plc	99,170	1,164,316
Tencent Holdings Ltd.	63,000	4,344,734
United Internet AG	41,187	1,799,622
Web.com Group, Inc.[1]	62,100	2,098,980
Yahoo Japan Corp.	295,800	1,665,337
Yandex NV, Cl. A1	72,820	2,676,135
Yelp, Inc.[1]	13,460	1,022,287
Youku Tudou, Inc., ADR[1]	20,770	601,499
		72,738,105
IT Services—1.2%
Acxiom Corp.[1]	24,890	895,044
Amadeus IT Holding SA, Cl. A	57,082	2,257,294
FleetCor Technologies, Inc.[1]	5,590	594,329
iGATE Corp.[1]	31,740	1,071,225

    10    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
Infosys Ltd.	101,745	$5,960,025
MasterCard, Inc., Cl. A	60,570	4,583,938
MAXIMUS, Inc.	24,050	1,018,999
Tata Consultancy Services Ltd.	33,411	1,177,287
Visa, Inc., Cl. A	15,808	3,405,517
		20,963,658
Semiconductors & Semiconductor Equipment—1.6%
Altera Corp.[2]	207,710	6,943,745
ARM Holdings plc	99,920	1,533,384
Maxim Integrated Products, Inc.[2]	202,540	6,128,861
Monolithic Power Systems, Inc.[1]	64,640	2,113,082
Taiwan Semiconductor Manufacturing Co. Ltd.	1,808,000	6,200,097
Texas Instruments, Inc.	57,618	2,443,003
Xilinx, Inc.	50,260	2,333,069
		27,695,241
Software—3.7%
Adobe Systems, Inc.[1,2]	112,750	6,673,672
Aspen Technology, Inc.[1]	62,170	2,833,087
Autodesk, Inc.[1]	36,860	1,889,075
Aveva Group plc	31,500	1,112,419
CommVault Systems, Inc.[1]	27,050	1,868,344
Dassault Systemes SA	13,590	1,609,399
FleetMatics Group plc[1]	32,280	1,291,523
Gemalto NV	18,642	2,095,440
Guidewire Software, Inc.[1]	51,420	2,427,538
Imperva, Inc.[1]	26,910	1,480,050
Infoblox, Inc.[1]	51,940	1,822,055
Interactive Intelligence Group, Inc.[1]	22,900	1,739,026
Intuit, Inc.[2]	91,680	6,715,560
Microsoft Corp.[2]	244,451	9,252,470
Proofpoint, Inc.[1]	17,340	701,923
Sage Group plc (The)	192,419	1,289,980
Salesforce.com, Inc.[1]	10,590	641,013
SAP AG	150,195	11,483,632
ServiceNow, Inc.[1]	18,320	1,162,038
Splunk, Inc.[1]	16,300	1,255,589
Tableau Software, Inc., Cl. A1	14,180	1,146,028
Temenos Group AG	36,964	1,038,525
Tyler Technologies, Inc.[1]	15,410	1,624,985
Ultimate Software Group, Inc. (The)[1]	19,870	3,243,380
		66,396,751

Materials—1.9%
Chemicals—1.2%
Asian Paints Ltd.	77,874	582,276
Ecolab, Inc.	22,943	2,306,689
Essentra plc	205,412	2,797,903
Linde AG	21,507	4,072,689
LyondellBasell Industries NV, Cl. A	18,814	1,481,791
Methanex Corp.	9,200	551,264
Orica Ltd.	14,608	299,526

    11    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
PolyOne Corp.	42,350	$1,505,966
PPG Industries, Inc.	21,980	4,008,273
Sika AG	571	1,880,453
Syngenta AG	3,961	1,403,529
		20,890,359
Construction Materials—0.4%
Ambuja Cements Ltd.	205,461	522,971
Caesarstone Sdot-Yam Ltd.	16,990	769,987
Cementos Argos SA, Preference	64,546	276,316
Eagle Materials, Inc.	15,990	1,259,213
Indocement Tunggal Prakarsa Tbk PT	302,000	550,897
James Hardie Industries plc	227,800	2,572,261
Semen Indonesia (Persero) Tbk PT	409,000	477,125
Ultratech Cement Ltd.	33,117	906,285
		7,335,055
Metals & Mining—0.3%
Alrosa AO	1,810,382	1,878,997
Carpenter Technology Corp.	15,070	875,718
Glencore Xstrata plc[1]	435,420	2,305,513
Real Gold Mining Ltd.[1]	273,000	352
		5,060,580
Paper & Forest Products—0.0%
KapStone Paper & Packaging Corp.[1]	41,740	1,167,468

Telecommunication Services—1.0%
Diversified Telecommunication Services—0.4%
BT Group plc, Cl. A	550,190	3,467,631
Inmarsat plc	143,030	1,647,276
Telefonica Brasil SA, ADR	22,870	434,530
Telefonica Brasil SA, Preference	100	1,901
Verizon Communications, Inc.	30,053	1,443,145
Ziggo NV	27,046	1,174,926
		8,169,409
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, Series L, ADR[2]	110,630	2,351,994
KDDI Corp.	113,500	6,240,454
MTN Group Ltd.	82,699	1,474,136
		10,066,584

Utilities—0.2%
Electric Utilities—0.1%
NextEra Energy, Inc.	20,487	1,883,370
Energy Traders—0.1%
APR Energy plc	82,430	1,141,062
Multi-Utilities—0.0%
Sempra Energy	9,140	847,369
Total Common Stocks (Cost $863,296,598)		1,094,692,164
Preferred Stock—0.0%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. [3] (Cost $612,390)	656	638,186

    12    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Units	Value
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, 12/18/18[1]
(Cost $77,776)	123,800	$108,022

	Principal Amount
Mortgage-Backed Obligations—4.4%
Bear Stearns Commercial Mortgage Securities Trust:
Series 2006-PW13, Cl. AJ, 5.611%, 9/11/41[6]	$3,450,000	3,543,510
Series 2007-T26, CI. AJ, 5.566%, 1/2/45[6]	4,150,000	9,007,997
Citigroup Commercial Mortgage Trust, Series 20113-GCJ11, 4.607%, 4/10/46[3]	1,935,000	1,736,327
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[3,6]	995,000	916,035
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[3,6]	135,000	121,004
Series 2013-CR6, Cl. D, 4.176%, 3/10/46[3,6]	1,040,000	904,857
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[3,6]	790,000	683,468
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	4,741,071	4,343,997
First Horizon Alternative Mortgage Securities Trust:
Series 2005-FA8, Cl. 1A6, 0.808%, 11/25/35[6]	2,867,686	2,246,259
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	3,776,034	3,430,516
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[6]	3,305,150	2,846,511
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Cl. AJ, 5.82%, 7/10/38[6]	6,495,000	6,801,145
GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[6]	4,400,000	4,342,204
Merrill Lynch Mortgage Trust, Series 2006-C1, Cl. AJ, 5.687%, 5/12/39[6]	4,350,000	4,421,429
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Cl. D, 4.172%, 12/15/48[3,6]	1,275,000	1,118,730
Morgan Stanley Capital I Trust, Series 2007-HQ11, Cl. AJ, 5.508%, 2/12/44[6]	4,200,000	4,491,541
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.891%, 5/1/63[3,6]	265,000	246,053
Series 2013-C5, Cl. D, 4.095%, 3/10/46[3,6]	1,970,000	1,712,555
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR12, Cl. 1A8, 2.356%, 10/25/35[6]	2,116,667	2,015,439
Wells Fargo Mortgage Backed Securities Trust, Series 2006-8, Cl. A15, 6%, 7/25/36	6,377,714	6,320,206
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[6]	6,443,491	6,137,870
Series 2006-AR2, Cl. 2A3, 2.628%, 3/25/36[6]	3,730,624	3,742,506
Series 2007-AR8, Cl. A1, 5.913%, 11/25/37[6]	4,910,847	4,490,429
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[3,6]	730,000	661,707
Series 2013-C11, Cl. D, 4.184%, 3/15/45[3,6]	726,000	642,819
Total Mortgage-Backed Obligations (Cost $77,362,484)		76,925,114

Non-Convertible Corporate Bonds and Notes—7.5%
Access Midstream Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	460,000	492,200
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	340,000	345,100
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	265,000	286,200
AES Corp.:
7.375% Sr. Unsec. Nts., 7/1/21	205,000	228,062
8.00% Sr. Unsec. Nts., 10/15/17	430,000	503,100
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	510,000	548,250

    13    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	$880,000	$785,400
Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[3]	405,000	441,450
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	320,000	342,000
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	225,000	245,250
Aircastle Ltd., 4.625% Sr. Unsec. Nts., 12/15/18	215,000	217,150
AK Steel Corp., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	397,000
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	360,000	370,800
Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	305,000	314,912
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	655,000	693,481
7.875% Sr. Unsec. Nts., 11/1/20	680,000	720,800
Ally Financial, Inc.:
7.50% Sr. Unsec. Nts., 9/15/20	275,000	324,156
8.00% Sr. Unsec. Nts., 3/15/20	700,000	838,250
Alpha Natural Resources, Inc., 6% Sr. Unsec. Nts., 6/1/19	275,000	228,937
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	210,000	213,675
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	385,000	403,287
American Seafoods Group LLC/American Seafoods Finance, Inc., 10.75% Sr. Sub. Nts., 5/15/16[3]	320,000	332,000
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	730,000	801,175
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	290,000	304,500
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	335,000	354,681
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	680,000	708,900
Arch Coal, Inc.:
7.25% Sr. Unsec. Nts., 6/15/21	195,000	148,687
8.00% Sec. Nts., 1/15/19[3]	105,000	105,000
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.75% Sr. Unsec. Nts., 1/31/21[3,7]	375,000	378,750
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	126,176	128,385
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	320,000	308,000
6.625% Sr. Unsec. Nts., 10/1/20	340,000	357,850
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	365,000	362,262
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23	370,000	358,900
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	295,000	323,762
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	710,000	731,300
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	660,000	712,800
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	325,000	318,500
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	560,000	607,600
BI-LO LLC/BI-LO Finance Corp. 8.625% Sr. Unsec. Nts., 9/15/18[3,8]	355,000	371,862
Biomet, Inc.:
6.50% Sr. Unsec. Nts., 8/1/20	110,000	117,838
6.50% Sr. Unsec. Nts., 10/1/20	695,000	724,537
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	440,000	449,900
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	405,000	420,187
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	595,000	647,062
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	732,600
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	825,000	893,062
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	225,000	242,156

    14    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Bumble Bee Holdings, Inc., 9% Sr. Sec. Nts., 12/15/17[3]	$605,000	$662,475
Burger King Corp., 9.875% Sr. Unsec. Nts., 10/15/18	305,000	337,025
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	120,000	134,400
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,8]	495,000	508,612
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	423,000	464,242
7.875% Sr. Sec. Nts., 1/15/23[3]	171,000	189,382
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[3]	465,000	496,387
Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[3,8]	365,000	373,441
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	690,000	653,775
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	1,135,000	1,135,000
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[3]	105,000	105,787
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	375,000	366,562
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	690,000	686,550
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	1,375,000	1,412,812
Chaparral Energy, Inc.:
7.625% Sr. Unsec. Nts., 11/15/22	330,000	357,225
9.875% Sr. Unsec. Nts., 10/1/20	185,000	209,050
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	360,000	376,650
Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[3,8]	505,000	517,625
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21[3]	377,000	408,102
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	270,000	287,887
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]	270,000	273,375
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	480,000	513,600
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	145,000	150,981
5.00% Sr. Unsec. Nts., 8/15/22	425,000	424,672
Claire’s Stores, Inc.:
7.75% Sr. Unsec. Nts., 6/1/20[3]	415,000	356,900
8.875% Sr. Unsec. Nts., 3/15/19	445,000	433,875
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	495,000	546,975
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	150,000	162,562
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	180,000	198,675
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	160,000	170,400
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	150,000	158,653
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	140,000	144,550
6.125% Sr. Unsec. Nts., 3/1/22[3]	350,000	358,750
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	610,000	581,025
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	410,000	441,775
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	280,000	288,050
Dean Foods Co., 9.75% Sr. Unsec. Nts., 12/15/18	400,000	451,000
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	440,000	440,550

    15    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	$295,000	$ 273,612
DineEquity, Inc., 9.50% Sr. Unsec. Nts., 10/30/18	400,000	439,500
DISH DBS Corp.:
6.75% Sr. Unsec. Nts., 6/1/21	180,000	192,600
7.875% Sr. Unsec. Nts., 9/1/19	605,000	691,969
DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	330,000	365,475
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[3]	355,000	378,962
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	335,000	355,937
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	445,000	463,912
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	95,000	89,775
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	695,000	712,375
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	295,000	309,012
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[3]	485,000	564,419
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	270,000	308,475
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	630,000	699,300
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	345,000	348,450
Erickson Air-Crane, Inc., 8.25% Sec. Nts., 5/1/20[3]	896,000	934,080
Exopack Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]	395,000	410,800
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	355,000	354,112
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	1,015,000	1,088,587
Felcor Lodging LP, 6.75% Sr. Sec. Nts., 6/1/19	330,000	356,400
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	265,000	274,275
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	765,000	820,462
First Data Corp.:
6.75% Sr. Sec. Nts., 11/1/20[3]	550,000	581,625
8.25% Sec. Nts., 1/15/21[3]	665,000	708,225
10.625% Sr. Unsec. Nts., 6/15/21[3]	460,000	503,700
12.625% Sr. Unsec. Nts., 1/15/21	88,000	102,960
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,8]	270,000	251,100
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	400,000	407,000
FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]	215,000	233,006
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	210,000	206,325
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	230,000	290,351
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	730,000	761,025
10.75% Sr. Unsec. Nts., 8/1/20	407,000	469,067
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	290,000	309,575
5.875% Sr. Unsec. Nts., 1/31/22[3]	145,000	154,787
Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	355,000	354,112
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	1,500,000	1,530,000
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	300,000	301,875
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	1,010,000	1,088,275
General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[3]	330,000	328,350
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	350,000	357,000
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	390,000	412,425
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23	360,000	334,800
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	890,000	993,418
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	675,000	723,937

    16    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	$675,000	$ 676,688
Harland Clarke Holdings, 6.875% Sec. Nts., 3/1/20[3,7]	365,000	367,281
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	550,000	622,187
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	860,000	922,350
HealthSouth Corp., 7.75% Sr. Unsec. Nts., 9/15/22	162,000	178,605
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	210,000	218,925
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	195,000	203,775
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	335,000	360,125
HOA Restaurant Group LLC/HOA Finance Corp., 11.25% Sec. Nts., 4/1/17[3]	639,000	675,743
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	440,000	459,800
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	50,000	52,438
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	560,000	581,000
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	655,000	697,575
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	460,000	509,450
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	275,000	260,563
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	665,000	713,213
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22[3]	545,000	541,594
Ineos Finance plc, 8.375% Sr. Sec. Nts., 2/15/19[3]	290,000	320,813
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	430,000	438,600
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	145,000	163,850
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	235,000	225,306
7.25% Sr. Unsec. Nts., 10/15/20	400,000	436,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	655,000	704,944
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	580,000	677,875
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	1,185,000	915,413
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	595,000	651,525
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	255,000	257,550
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	320,000	360,800
Jaguar Land Rover Automotive plc:
5.625% Sr. Unsec. Nts., 2/1/23[3]	285,000	292,125
7.75% Sr. Unsec. Nts., 5/15/18[3]	205,000	221,400
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	420,000	442,050
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	375,000	376,875
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3,7]	300,000	300,375
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	215,000	223,063
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3,7]	365,000	367,738
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]	285,000	290,166
9.125% Sec. Nts., 11/15/20[3]	370,000	413,475
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	510,000	538,050
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	535,000	576,463
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	760,000	877,800
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	405,000	405,000
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	325,000	349,375
Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[3]	595,000	650,038
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22[3]	135,000	134,663
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	140,000	144,900

    17    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	$490,000	$ 465,500
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19	330,000	363,000
Level 3 Financing, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	180,000	201,600
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	734,400
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	215,000	219,300
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	350,000	367,500
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	1,000,000	1,085,000
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	615,000	697,256
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	430,000	416,025
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	1,175,000	1,227,875
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.625% Sr. Unsec. Nts., 5/1/21	210,000	218,400
7.625% Sr. Unsec. Nts., 5/1/21[3]	160,000	166,400
Meritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	245,000	261,231
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	355,000	370,088
6.625% Sr. Unsec. Nts., 11/15/20	1,020,000	1,082,475
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	405,000	431,831
6.75% Sr. Unsec. Nts., 10/1/20	390,000	421,200
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3,8]	710,000	731,300
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	160,000	167,200
Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[3]	395,000	424,625
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	350,000	375,375
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	680,000	727,600
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	326,575	369,030
MultiPlan, Inc., 9.875% Sr. Unsec. Nts., 9/1/18[3]	105,000	114,450
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	140,000	147,350
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	390,000	415,350
Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	120,000	121,800
7.875% Sr. Unsec. Nts., 10/1/20	200,000	205,000
10.875% Sr. Unsec. Nts., 4/1/15	460,000	466,325
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	365,000	374,125
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	395,000	398,950
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	210,000	217,088
Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[3]	190,000	199,975
8.75% Sr. Unsec. Nts., 10/15/21[3,8]	170,000	179,350
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	395,000	423,638
Nortek, Inc.:
8.50% Sr. Unsec. Nts., 4/15/21	640,000	710,400
10.00% Sr. Unsec. Nts., 12/1/18	800,000	886,000
North Atlantic Drilling Ltd., 6.25% Sr. Unsec. Nts., 2/1/19[3]	385,000	384,038
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	501,750
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[3]	380,000	381,900

    18    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
6.625% Sr. Unsec. Nts., 3/15/23	$135,000	$138,544
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	345,000	357,938
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	180,000	193,500
Offshore Group Investment Ltd.:
7.125% Sr. Sec. Nts., 4/1/23	265,000	266,325
7.50% Sr. Sec. Nts., 11/1/19	595,000	642,600
Omega Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	320,000	347,200
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	145,000	143,369
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	375,000	375,938
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	355,000	359,875
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	460,000	514,050
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	90,000	91,125
PF Changs China Bistro, 10.25% Sr. Unsec. Nts., 6/30/20[3]	400,000	436,500
Ply Gem Industries, Inc., 6.50% Sr. Unsec. Nts., 2/1/22[3]	390,000	385,613
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	475,000	489,250
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	480,000	511,200
PQ Corp., 8.75% Sec. Nts., 5/1/18[3]	285,000	311,363
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	670,000	715,225
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	460,000	503,700
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[3]	300,000	327,000
10.00% Sr. Unsec. Nts., 8/1/20	300,000	339,750
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	335,000	373,525
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[3]	380,000	426,550
9.00% Sr. Sec. Nts., 1/15/20[3]	245,000	284,200
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	230,000	225,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	350,000	359,625
9.00% Sr. Unsec. Nts., 4/15/19	395,000	423,144
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	355,000	355,888
Sabre, Inc., 8.50% Sr. Sec. Nts., 5/15/19[3]	630,000	696,938
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[3]	705,000	736,725
Samson Investment Co., 10.50% Sr. Unsec. Nts., 2/15/20[3]	665,000	734,825
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	350,000	363,125
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 3/15/21	345,000	359,663
7.50% Sr. Unsec. Nts., 2/15/23	275,000	281,531
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Nts., 7/15/20	215,000	224,675
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	420,000	471,450
Sealed Air Corp.:
5.25% Sr. Nts., 4/1/23[3]	425,000	420,750
6.50% Sr. Unsec. Nts., 12/1/20[3]	360,000	389,700
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	230,000	232,013
ServiceMaster Co., 8% Sr. Unsec. Nts., 2/15/20	410,000	426,400
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	348,250
6.125% Sr. Unsec. Nts., 10/1/22	690,000	700,350
SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	675,000	683,438
SLM Corp., 7.25% Sr. Unsec. Nts., 1/25/22	400,000	425,500
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	330,000	344,850

    19    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	$545,000	$570,888
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,8]	365,000	374,581
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	685,000	743,225
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	665,000	729,838
Sprint Communications, Inc., 9% Sr. Unsec. Nts., 11/15/18[3]	295,000	356,950
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[3]	475,000	513,594
Stackpole International Intermediate/Stackpole International Powder/Stackpl, 7.75% Sr. Sec. Nts., 10/15/21[3]	360,000	377,100
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	305,000	325,969
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	365,000	354,963
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	230,000	224,250
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[3]	300,000	316,313
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	630,000	656,775
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	275,000	283,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	345,000	355,350
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	531,000	569,564
Thompson Creek Metals Co., 7.375% Sr. Unsec. Nts., 6/1/18	150,000	135,375
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	540,000	580,500
Tomkins LLC/Tomkins, Inc., 9% Sec. Nts., 10/1/18	406,000	442,033
TransDigm, Inc., 7.75% Sr. Sub. Nts., 12/15/18	315,000	338,625
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	180,000	184,950
Ultra Petroleum Corp., 5.75% Sr. Unsec. Nts., 12/15/18[3]	265,000	274,938
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	320,000	356,400
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	350,000	371,875
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	320,000	352,800
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	530,000	575,050
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	675,000	725,625
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	526,879	604,594
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	495,000	535,838
Valeant Pharmaceuticals International:
6.375% Sr. Unsec. Nts., 10/15/20[3]	270,000	289,575
7.25% Sr. Unsec. Nts., 7/15/22[3]	300,000	328,500
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	325,000	348,563
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	193,000	208,440
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	756,000	797,580
Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[3]	220,000	250,250
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	828,000	875,610
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[3]	420,000	428,400
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	800,000	814,000
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	319,000	326,975
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	535,000	331,700
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	810,000	852,525
Windstream Corp., 7.75% Sr. Unsec. Nts., 10/15/20	670,000	713,550

    20    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	$215,000	$228,975
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	457,950

Total Non-Convertible Corporate Bonds and Notes (Cost $129,043,623)		133,168,130

Corporate Loans—0.8%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 10/9/16[6]	335,161	333,256
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/19[6]	304,238	313,745
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/31/17[6]	276,332	276,217
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[6]	420,000	432,644
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[6]	200,000	207,000
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[6]	280,000	285,513
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.489%, 1/28/18[6]	663,751	639,690
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[6]	740,000	750,072
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 12/31/17[6]	275,000	278,896
Cenveo Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/13/17[6]	468,568	475,596
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.91%, 1/30/19[6]	1,199,336	1,166,247
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.81%, 1/29/16[6]	11,336	11,075
Tranhce E, 7.66%, 7/30/19[6]	209,337	208,683
Continental Building Products LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 2/26/21[6]	80,000	80,533
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[6,7]	330,000	335,088
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[6]	455,000	466,375
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[6,7]	428,920	444,647
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.375%, 9/30/20[6]	705,000	725,647
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[6]	296,160	306,341
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11.00%, 9/2/19[6]	470,000	484,981
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[6]	325,000	334,344
Murray Energy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 12/4/20[6]	620,000	671,150

    21    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[6]	$455,000	$461,066
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[6]	320,938	322,339
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[6]	705,000	704,119
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[6]	620,000	625,425
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[6]	735,000	733,162
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 14.573%, 5/20/18[6]	315,433	197,146
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 11/25/20[6]	740,000	748,557
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[6]	690,000	697,762

Total Corporate Loans (Cost $13,371,058)		13,717,316

	Shares
Investment Companies—22.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[9,10]	52,957,316	52,957,316
Oppenheimer Master Event-Linked Bond Fund, LLC[9]	9,251,612	128,493,567
Oppenheimer Master Loan Fund, LLC[9]	12,415,260	177,015,732
Oppenheimer Ultra-Short Duration Fund, Cl. Y9	4,517,321	45,263,558

Total Investment Companies (Cost $399,079,483)		403,730,173

	Exercise Price		Expiration Date	Contracts
Exchange-Traded Options Purchased—1.6%
Chicago Board Options Exchange Volatility Index Call[1]	USD	19.000	3/18/14	USD	30000	4,800,000
Chicago Board Options Exchange Volatility Index Call[1]	USD	21.000	2/19/14	USD	40000	3,400,000
Euro Stoxx 50 Index Call[1]	EUR	3,100.000	2/21/14	EUR	4000	1,220,777
Euro Stoxx 50 Index Call[1]	EUR	3,225.000	2/21/14	EUR	4000	127,219
Nikkei Index Call[1]	JPY	17,000.000	2/14/14	JPY	650	6,362
Nikkei Index Call[1]	JPY	15,750.000	3/14/14	JPY	700	1,096,213
Standard & Poor’s 500 Index Put[1]	USD	1,740.000	2/22/14	USD	5000	7,400,000
Standard & Poor’s 500 Index Call[1]	USD	1,895.000	2/22/14	USD	7000	280,000
Standard & Poor’s 500 Index Call[1]	USD	1,820.000	3/22/14	USD	1500	2,964,000
U.S. Treasury Nts., 10 yr. Call[1]	USD	125.500	2/21/14	USD	9600	7,350,000

Total Exchange-Traded Options Purchased (Cost $24,530,058)						28,644,571

    22    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Value

Total Investments, at Value (Cost $1,507,373,470)	98.8%	1,751,623,676

Assets in Excess of Other Liabilities	1.2	21,623,761

Net Assets	100.0%	$1,773,247,437

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $129,146,018. See accompanying Consolidated Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $71,136,888 or 4.01% of the Fund’s net assets as of January 31, 2014.

4. Restricted security. The aggregate value of restricted securities as of January 31, 2014 was $2,778,929, which represents 0.16% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12-3/15/13	$521,263	$538,050	$16,787
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13	140,000	144,900	4,900
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19	2/2/12-1/7/13	432,889	471,450	38,561
Sinopharm Group Co. Ltd., Cl. H	6/15/12-4/26/13	1,040,266	963,536	(76,730)
STHI Holding Corp., 8% Sec. Nts., 3/15/18	3/11/11-2/9/12	316,620	325,969	9,349
Wallace Theater Holdings, Inc.	3/28/13	4	3,324	3,320
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	8/24/10-1/24/11	527,534	331,700	(195,834)

		$2,978,576	$2,778,929	$(199,647)

5. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

6. Represents the current interest rate for a variable or increasing rate security.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2014. See accompanying Consolidated Notes.

8. Interest or dividend is paid-in-kind, when applicable.

    23    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions		Shares January 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	1,392,718	167,042,617	115,478,019		52,957,316
Oppenheimer Master Event-Linked Bond Fund, LLC	9,251,612	—	—		9,251,612
Oppenheimer Master Loan Fund, LLC	12,766,071	—	350,811		12,415,260
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund)	4,513,213	4,108	—		4,517,321

		Value	Income		Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$52,957,316	$4,765		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		128,493,567	2,424,618	[a]	22,640	[a]
Oppenheimer Master Loan Fund, LLC		177,015,732	2,925,421	[b]	73,177	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund)		45,263,558	41,295		—

Total		$403,730,173	$5,396,099		$95,817

a.	Represents the amount of allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount of allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

10. Rate shown is the 7-day yield as of January 31, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,199,147,182	68.5%
United Kingdom	66,330,402	3.8
Germany	56,215,812	3.2
Switzerland	50,549,125	2.9
Japan	49,947,167	2.8
France	44,061,652	2.5
India	30,951,167	1.8
Netherlands	27,146,135	1.5
Brazil	26,273,283	1.5
Spain	25,204,492	1.4
China	24,521,343	1.4
Sweden	23,529,147	1.3
Italy	18,727,452	1.1
Mexico	15,411,444	0.9
Russia	12,507,463	0.7
Ireland	10,496,245	0.6
Denmark	7,190,848	0.4
Taiwan	6,200,097	0.4
Canada	6,122,924	0.3
Hong Kong	6,060,204	0.3
Australia	5,133,881	0.3
Luxembourg	3,763,626	0.2
Turkey	3,382,645	0.2

    24    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Philippines	3,027,480	0.2
Indonesia	2,895,533	0.2
Bermuda	2,844,205	0.2
Colombia	2,712,942	0.2
Thailand	2,650,080	0.1
South Korea	2,068,659	0.1
Malaysia	1,725,068	0.1
Jersey, Channel Islands	1,613,699	0.1
Nigeria	1,561,267	0.1
South Africa	1,474,136	0.1
United Arab Emirates	1,473,160	0.1
Eurozone	1,347,996	0.1
Austria	1,220,334	0.1
Egypt	1,039,144	0.1
Israel	983,662	0.1
Chile	958,022	0.1
Argentina	871,305	0.0
Greece	664,950	0.0
Singapore	510,548	0.0
Norway	384,037	0.0
Finland	303,864	0.0
Peru	274,597	0.0
Belgium	144,900	0.0
Mongolia	352	0.0

Total	$1,751,623,676	100.0%

Futures Contracts as of January 31, 2014:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CBOE Volatility Index	CBE	Sell	4/15/14	3,000	$52,200,000	$(5,450,070)
CBOE Volatility Index	CBE	Buy	2/21/14	1,290	57,904,000	6,365,674
U.S. Treasury Long Bonds	CBT	Sell	3/20/14	5	667,969	(5,359)
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	201	25,275,750	(110,205)
U.S. Treasury Nts., 2 yr.	CBT	Sell	3/31/14	173	38,095,140	2,292

						$802,332

Exchange-Traded Options Written at January 31, 2014

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Chicago Board Options Exchange Volatility Index Call	USD	28.000	2/19/14	USD	(40,000)	$1,758,588	$(1,280,000)

Chicago Board Options Exchange Volatility Index Call	USD	27.000	3/18/14	USD	(30,000)	1,078,827	(2,100,000)

Standard & Poor’s 500 Index Put	USD	1700.000	2/22/14	USD	(5,000)	3,484,804	(3,950,000)

Total of Exchange-Traded Options Written						$6,322,219	$(7,330,000)

    25    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japan Yen
MYR	Malaysian Ringgit

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade

    26    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$2,341,719
Sold securities	377,275

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. At January 31, 2014, the Fund owned 2,921 shares of the Subsidiary with a market value of $14,815,537.

    27    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

    The investment objectives of the Master Funds are as follows: Oppenheimer Master Loan Fund, LLC seeks income; Oppenheimer Master Event-Linked Bond Fund, LLC seeks total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    28    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    29    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (continued)

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    30    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

    1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

    2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

    3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$87,207,952	$79,999,139	$—	$167,207,091
Consumer Staples	35,039,903	55,268,080	—	90,307,983
Energy	27,478,531	23,660,641	—	51,139,172
Financials	81,350,096	83,454,089	3,470	164,807,655
Health Care	120,809,398	38,336,702	—	159,146,100
Industrials	73,732,841	73,725,930	—	147,458,771
Information Technology	176,452,949	81,611,187	—	258,064,136
Materials	13,926,369	20,527,093	—	34,453,462
Telecommunication Services	4,229,669	14,006,324	—	18,235,993
Utilities	2,730,739	1,141,062	—	3,871,801
Preferred Stock	—	638,186	—	638,186

    31    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Rights, Warrants and Certificates	$108,022	$—	$—	$108,022
Mortgage-Backed Obligations	—	76,925,114	—	76,925,114
Non-Convertible Corporate Bonds and Notes	—	133,168,130	—	133,168,130
Corporate Loans	—	13,717,316	—	13,717,316
Investment Companies	98,220,874	305,509,299	—	403,730,173
Exchange-Traded Options Purchased	28,644,571	—	—	28,644,571
Total Investments, at Value	749,931,914	1,001,688,292	3,470	1,751,623,676
Other Financial Instruments:
Variation margin receivable	1,225,500	—	—	1,225,500
Total Assets	$751,157,414	$1,001,688,292	$3,470	$1,752,849,176
Liabilities Table
Other Financial Instruments:
Options Written, at value	$(7,330,000)	$—	$—	$(7,330,000)
Variation margin payable	(1,585,524)	—	—	(1,585,524)
Total Liabilities	$(8,915,524)	$—	$—	$(8,915,524)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 3
Assets Table

Investments, at Value:

Common Stocks

Consumer Staples	$(735,264) [a]	$735,264 [a]	$—

Financials	(2,772,680) [a]	2,772,680 [a]	—

Materials	(365,289)[a]	365,641 [a,b]	(352) [b]
Total Assets	$(3,873,233)	$3,873,585	$(352)

a. Transferred from Level 1 to Level 2 because of the absence of a readily unadjusted quoted market price.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

    32    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may us derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

    33    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    34    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

    The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

    During the period ended January 31, 2014, the Fund had an ending monthly average market value of $124,159,594 and $143,193,262 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

    The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

    35    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

    During the period ended January 31, 2014, the Fund had an ending monthly average market value of $13,068,646 and $5,568,578 on purchased call options and purchased put options, respectively.

    Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

    The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

    During the period ended January 31, 2014, the Fund had an ending monthly average market value of $2,810,000 and $4,734,375 on written call options and written put options, respectively.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended January 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2013	115,000	$10,998,142	4,000	$10,667,858
Options written	160,000	5,469,324	12,750	10,061,272
Options closed or expired	(125,000)	(8,552,951)	(3,000)	(1,100,894)
Options exercised	(80,000)	(5,077,100)	(8,750)	(16,143,432)

Options outstanding as of January 31, 2014	70,000	$2,837,415	5,000	$3,484,804

    36    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

    37    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

    Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

    Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

    The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

    For the period ended January 31, 2014, the Fund had ending monthly average notional amount of $10,331 on volatility swaps which receive measured volatility/variance.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    As of January 31, 2014, the fund no longer held volatility swaps.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

    38    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

    With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

    39    OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Restricted Securities

As of January 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,513,929,383
Federal tax cost of other investments	(86,176,894)

Total federal tax cost	$1,427,752,489

Gross unrealized appreciation	$290,119,085
Gross unrealized depreciation	(66,068,650)

Net unrealized appreciation	$224,050,435

    40    OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value

Common Stocks—48.2%

Consumer Discretionary—5.3%

Hotels, Restaurants & Leisure—1.2%

McDonald’s Corp.	104,500	$9,840,765

Media—2.8%

Cinemark Holdings, Inc.[1]	363,000	10,639,530

Comcast Corp., Cl. A	248,400	13,525,380

		24,164,910

Multiline Retail—1.3%

Macy’s, Inc.	207,300	11,028,360

Consumer Staples—2.1%

Beverages—1.0%

Coca-Cola Co. (The)[1]	215,500	8,150,210

Tobacco—1.1%

Altria Group, Inc.	108,000	3,803,760

Philip Morris International, Inc.[1]	69,500	5,430,730

		9,234,490

Energy—7.4%

Energy Equipment & Services—1.8%

Baker Hughes, Inc.	111,300	6,304,032

Schlumberger Ltd.	100,000	8,757,000

		15,061,032

Oil, Gas & Consumable Fuels—5.6%

Apache Corp.	17,800	1,428,628

Chevron Corp.	111,520	12,448,978

EOG Resources, Inc.	55,000	9,088,200

Exxon Mobil Corp.[1]	49,200	4,534,272

HollyFrontier Corp.	106,820	4,945,766

Kinder Morgan, Inc.	100,000	3,401,000

Royal Dutch Shell plc, Cl. B, ADR	96,100	6,998,963

Valero Energy Corp.	83,000	4,241,300

		47,087,107

Financials—7.5%

Commercial Banks—2.0%

Bond Street Holdings, Inc., Cl. A2,3	375,000	5,625,000

Bond Street Holdings, Inc., Cl. B2,3	120,000	1,680,000

JPMorgan Chase & Co.	91,500	5,065,440

M&T Bank Corp.	39,640	4,420,256

		16,790,696

Diversified Financial Services—0.6%

Citigroup, Inc.	109,800	5,207,814

Insurance—1.1%

ACE Ltd.	96,570	9,059,232

Real Estate Investment Trusts (REITs)—3.8%

American Assets Trust, Inc.	60,788	2,034,574

Blackstone Mortgage Trust, Inc., Cl. A	206,110	5,783,447

Macerich Co. (The)	89,500	5,065,700

1 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Starwood Property Trust, Inc.	634,000	$19,146,800

		32,030,521

Health Care—7.1%

Health Care Equipment & Supplies—0.6%

Baxter International, Inc.	35,000	2,390,500

Covidien plc	38,000	2,593,120

		4,983,620

Health Care Providers & Services—1.8%

HCA Holdings, Inc.[2]	20,000	1,005,400

UnitedHealth Group, Inc.	160,420	11,595,158

Universal Health Services, Inc., Cl. B	31,000	2,542,620

		15,143,178

Pharmaceuticals—4.7%

Actavis plc[2]	74,000	13,984,520

Merck & Co., Inc.	208,000	11,017,760

Novartis AG, ADR	78,000	6,167,460

Roche Holding AG	32,500	8,931,134

		40,100,874

Industrials—7.0%

Aerospace & Defense—2.1%

Honeywell International, Inc.	102,000	9,305,460

Northrop Grumman Corp.	69,000	7,972,950

		17,278,410

Commercial Services & Supplies—1.2%

Tyco International Ltd.	255,000	10,324,950

Construction & Engineering—1.6%

Quanta Services, Inc.[2]	425,000	13,247,250

Electrical Equipment—0.1%

Hubbell, Inc., Cl. B	9,500	1,108,935

Trading Companies & Distributors—2.0%

AerCap Holdings NV2	290,901	10,818,608

WESCO International, Inc.[2]	74,000	6,139,040

		16,957,648

Information Technology—6.8%

Communications Equipment—3.5%

Cisco Systems, Inc.	250,000	5,477,500

Juniper Networks, Inc.[2]	345,790	9,201,472

QUALCOMM, Inc.	143,160	10,625,335

Telefonaktiebolaget LM Ericsson, Cl. B	310,000	3,805,699

		29,110,006

Computers & Peripherals—1.3%

Apple, Inc.[1]	22,498	11,262,499

Internet Software & Services—1.1%

Google, Inc., Cl. A2	7,750	9,152,517

IT Services—0.1%

Accenture plc, Cl. A	10,000	798,800

2 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment—0.8%

Xilinx, Inc.	152,000	$7,055,840

Materials—2.5%

Chemicals—2.5%

Celanese Corp., Series A	212,500	10,761,000

LyondellBasell Industries NV, Cl. A	136,900	10,782,244

		21,543,244

Telecommunication Services—1.0%

Diversified Telecommunication Services—1.0%

BCE, Inc.	202,000	8,477,940

Utilities—1.5%

Electric Utilities—1.5%

Cleco Corp.	75,000	3,664,500

Edison International	75,000	3,612,000

PPL Corp.	174,050	5,320,708

		12,597,208

Total Common Stocks (Cost $331,893,548)		406,798,056

Preferred Stocks—3.5%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	4,882,815

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,005,000

M&T Capital Trust IV, 8.50% Cum., Non-Vtg.	8,124	206,350

PPL Corp. 8.75% Cv., Non-Vtg.	185,000	9,529,350

US Bancorp, 6% Non-Cum., Series G, Non-Vtg.	300,000	8,268,000

Total Preferred Stocks (Cost $31,214,834)		29,891,515

	Principal Amount

Asset-Backed Securities—11.2%

Home Equity Loan—7.9%

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.46%, 9/15/41[3,4]	$31,961,524	23,012,297

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.648%, 6/25/35[4]	5,500,000	4,116,744

Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.638%, 8/25/35[4]	5,000,000	4,379,980

Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.648%, 9/25/47[4]	7,595,000	3,949,347

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.478%, 5/25/37[4,5]	34,961,309	31,152,065

		66,610,433

Loans: Other—3.3%

Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.43%, 6/15/32[3,4]	27,891,921	22,034,618
Series 2007-1A, Cl. G2, 0.44%, 6/15/32[3,4]	8,018,927	6,375,047

		28,409,665

Total Asset-Backed Securities (Cost $82,687,267)		95,020,098

3 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Mortgage-Backed Obligations—2.9%

Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 0.803%, 4/25/34[4]	$3,558,338	$3,249,037

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.958%, 11/25/34[4]	8,305,184	5,972,399

First NLC Trust, Series 2005-4, Cl. A4, 0.548%, 2/25/36[4]	11,003,000	7,331,288

Home Equity Asset Trust, Series 2005-5, Cl. M2, 0.668%, 11/25/35[4]	1,888,088	1,586,583

Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.648%, 8/25/35[4]	1,298,061	1,096,991

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.652%, 4/21/34[4]	792,941	829,365

RAMP Trust, Series 2005-RS6, Cl. M2, 0.668%, 6/25/35[4]	944,044	877,446

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A3, 0.608%, 5/25/37[4,5]	4,486,000	3,199,164

Total Mortgage-Backed Obligations (Cost $15,661,269)		24,142,273

Non-Convertible Corporate Bonds and Notes—3.1%

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	999,000	752,996

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	14,000,000	14,945,000

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,6]	11,000,000	10,340,000

Total Non-Convertible Corporate Bonds and Notes (Cost $25,183,429)		26,037,996

Convertible Corporate Bonds and Notes—1.3%

Amylin Pharmaceuticals LLC, 3% Cv. Sr. Unsec. Nts., 6/15/14	7,000,000	7,323,750

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27	3,000,000	3,541,875

Total Convertible Corporate Bonds and Notes (Cost $9,958,708)		10,865,625

Corporate Loans—1.4%

Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 0.178%-5.75%, 6/28/19[4]	6,965,000	7,041,907

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]	4,975,000	5,011,278

Total Corporate Loans (Cost $11,850,340)		12,053,185

Structured Security—0.3%

Africa Telecommunications Media & Technology Fund 1 LLC[2,3] (Cost $10,000,000)	9,542,930	2,576,591

	Shares

Investment Companies—22.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[7,8]	56,496,771	56,496,771

Oppenheimer Master Loan Fund, LLC[7]	8,288,014	118,169,802

SPDR Gold Trust Exchange Traded Fund[2]	135,900	16,320,231

Total Investment Companies (Cost $190,003,624)		190,986,804

4 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise Price	Expiration Date		Contracts	Value

Exchange-Traded Options Purchased—0.2%
Standard & Poor’s 500 Index (The) Call[2]		USD	1,895.000	3/22/14	USD	580	$153,700
Standard & Poor’s 500 Index (The) Call[2]		USD	1,860.000	3/22/14	USD	500	347,500
Standard & Poor’s 500 Index (The) Call[2]		USD	1,850.000	2/22/14	USD	550	121,000
Standard & Poor’s 500 Index (The) Call[2]		USD	1,890.000	2/22/14	USD	300	12,000
U.S. Treasury Nts., 10 yr. Call[2]		USD	127.000	3/21/14	USD	2000	218,750
U.S. Treasury Nts., 10 yr. Call[2]		USD	125.000	3/21/14	USD	1000	546,875

Total Exchange-Traded Options Purchased (Cost $2,874,577)							1,399,825

Counterparty			Exercise Price	Expiration Date

Over-the-Counter Option Purchased—–0.0%
JPY Currency Put[2] (Cost $390,000)	JPM	JPY	120.000	5/27/14	JPY	6,000,000,000	–

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.9%
Interest Rate Swap maturing 1/21/25 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	2.000%	1/19/15	JPY		3,838,000	47,881
Interest Rate Swap maturing 1/25/26 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870	1/21/16	JPY		5,406,000	172,026
Interest Rate Swap maturing 2/28/27 Put[2]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17	USD		50,000	1,840,958
Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16	USD		33,000	1,907,183
Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.468	4/11/16	USD		33,000	1,820,992
Interest Rate Swap maturing 4/27/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.373	4/25/16	USD		30,000	1,815,011

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,098,189)									7,604,051

Total Investments, at Value (Cost $719,815,785)					95.6%			807,376,019

Assets in Excess of Other Liabilities					4.4			37,296,546

Net Assets					100.0%		$		844,672,565

5 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

Exercise price and notional amount is reported in U.S. Dollars, except for those denoted in the following currency:

JPY                 Japanese Yen

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $33,179,122. See accompanying Consolidated Notes.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of January 31, 2014 was $61,303,553, which represents 7.26% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$2,576,591	$(7,423,409)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.43%, 6/15/32	1/9/13-7/10/13	21,594,077	22,034,618	440,541
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.44%, 6/15/32	1/9/13-1/25/13	6,490,755	6,375,047	(115,708)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.46%, 9/15/41	4/19/13-5/29/13	23,911,122	23,012,297	(898,825)
Bond Street Holdings, Inc., Cl. A	11/4/09	7,500,000	5,625,000	(1,875,000)
Bond Street Holdings, Inc., Cl. B	11/4/09	2,400,000	1,680,000	(720,000)

		$71,895,954	$61,303,553	$(10,592,401)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $49,296,229 or 5.84% of the Fund’s net assets as of January 31, 2014.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

6 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	341,351	132,399,271	73,243,851	59,496,771
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—	8,288,014
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund)	3,016,273	901	3,017,174	—

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$56,496,771	$4,025	$—
Oppenheimer Master Loan Fund, LLC		118,169,802	1,901,012 [a]	285,749 [a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y (formerly Oppenheimer Short Duration Fund)		—	17,719	—

Total		$174,666,573	$1,922,756	$285,749

   a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield as of January 31, 2014.

	Shares Sold Short	Value

Securities Sold Short—(20.3)%
Common Stock Securities Sold Short—(20.3)%
ADT Corp. (The)	(91,000)	$(2,733,640)

Aeropostale, Inc.	(300)	(2,115)

Aflac, Inc.	(139,000)	(8,726,420)

Air Lease Corp., Cl. A	(176,000)	(5,540,480)

Aircastle Ltd.	(165,000)	(3,116,850)

Assurant, Inc.	(63,500)	(4,149,725)

BHP Billiton Ltd., Sponsored ADR	(98,000)	(6,267,100)

BJ’s Restaurants, Inc.	(165,700)	(4,699,252)

Boeing Co. (The)	(50,000)	(6,263,000)

Camden Property Trust	(60,000)	(3,709,200)

Caterpillar, Inc.	(86,000)	(8,076,260)

CBL & Associates Properties, Inc.	(361,000)	(6,133,390)

Chesapeake Energy Corp.	(217,000)	(5,839,470)

City National Corp.	(50,000)	(3,617,500)

Cliffs Natural Resources, Inc.	(479,000)	(9,254,280)

Comerica, Inc.	(186,000)	(8,518,800)

Commerce Bancshares, Inc.	(69,457)	(3,019,296)

Daido Steel Co. Ltd.	(233,000)	(1,155,267)

EI du Pont de Nemours & Co.	(67,000)	(4,087,670)

First Niagara Financial Group, Inc.	(400,000)	(3,456,000)

FirstMerit Corp.	(155,000)	(3,154,250)

FMC Technologies, Inc.	(51,000)	(2,521,440)

Glimcher Realty Trust	(614,000)	(5,255,840)

Kohl’s Corp.	(94,000)	(4,759,220)

Montpelier Re Holdings Ltd.	(120,000)	(3,344,400)

7 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)

Nationstar Mortgage Holdings, Inc.	(100,000)	$(2,798,000)

Oracle Corp.	(113,000)	(4,169,700)

Pennsylvania Real Estate Investment Trust	(430,000)	(8,019,500)

Quicksilver Resources, Inc.	(598,734)	(1,862,063)

Rio Tinto plc, Sponsored ADR	(55,000)	(2,923,250)

Rosetta Resources, Inc.	(75,000)	(3,195,750)

Rouse Properties, Inc.	(203,392)	(3,547,156)

SanDisk Corp.	(126,500)	(8,798,075)

SandRidge Energy, Inc.	(200,000)	(1,230,000)

Southern Copper Corp.	(195,000)	(5,456,100)

United Technologies Corp.	(26,500)	(3,021,530)

Walter Energy, Inc.	(266,000)	(3,021,760)

Weingarten Realty Investors	(197,000)	(5,711,030)

Total Common Stock Securities Sold Short (Proceeds $161,545,352)		$(171,154,779)

Forward Currency Exchange Contracts as of January 31, 2014
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

CITNA-B	04/2014	EUR	7,400	USD	10,126	$–	$145,346
CITNA-B	02/2014	TRY	23,000	USD	9,861	275,214	–
GSCO-OT	02/2014	USD	18,589	AUD	19,760	1,297,709	–
JPM	04/2014	USD	30,319	EUR	22,000	646,830	–
JPM	02/2014	USD	39,405	TRY	81,840	3,338,236	–
NOM	02/2014	USD	24,915	JPY	2,500,000	444,515	–

Total Unrealized Appreciation and Depreciation						$6,002,504	$145,346

Futures Contracts as of January 31, 2014:
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

Euro BTP	EUX	Sell	3/6/14	43	$6,824,166	$217,513
U.S. Treasury Nts., 10 yr.	CBT	Sell	3/20/14	107	13,455,250	39,410

						$256,923

Over-the-Counter Credit Default Swaps at January 31, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.NA.IG.21	JPM	Sell	1.000	6/20/18	USD	25,000	$(118,806)	$273,596

Federal Republic of Germany	GSG	Buy	0.250	12/20/16	USD	50,000	(1,804,216)	(1,953,050)

iTraxx Europe, Series 19, Version 1	JPM	Buy	1.000	6/20/18	EUR	19,490	(332,086)	(624,778)

Republic of Austria	GSG	Buy	1.000	12/20/16	USD	25,000	(874,393)	(1,412,074)

Republic of France	GSG	Buy	0.250	12/20/16	USD	25,000	(1,910,232)	(1,873,218)

Republic of Italy	BAC	Buy	1.000	9/20/18	USD	15,000	(1,316,379)	(886,627)

Republic of Italy	GSG	Buy	1.000	9/20/18	USD	30,000	(2,689,419)	(1,829,915)

Total of Over-the-Counter Credit Default Swaps							$(9,045,531)	$(8,306,066)

8 OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt Indexes	$25,000,000	$—	BBB to BBB-

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at January 31, 2014
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)		Value

Blackstone Group LP (The)	GSG	Eight- Month USD BBA LIBOR plus 58 Receive basis points		7/25/14	USD	6,058	$1,437,228

Glossary:

Counterparty Abbreviations

BAC CITNA-B GSCO-OT GSG JPM NOM	Barclays Bank plc Citibank NA Goldman Sachs Bank USA Goldman Sachs International JPMorgan Chase Bank NA Nomura Global Financial Products, Inc.
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
EUR JPY TRY	Euro Japanese Yen New Turkish Lira
Definitions
BBA LIBOR CDX.NA.IG.21 iTraxx Europe Series 19 Version 1	British Bankers’ Association London -Interbank Offered Rate CDX North America Investment Grade Index, Series 21 Credit Default Swap Trading Index for a Specific Basket of Securities
Exchange Abbreviations
CBT EUX	Chicago Board of Trade European Stock Exchanges

9 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $217,012,627. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

10 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$7,416,813

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Flexible Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals. The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The Statement of Investments has been consolidated and includes investments of the Fund and the Subsidiary. At January 31, 2014, the Fund owned 7,500 shares of the subsidiary with a market value of $22,473,954.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

11 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC seeks income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

12 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

13 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

14 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$45,034,035	$—	$—	$45,034,035
Consumer Staples	17,384,700	—	—	17,384,700
Energy	62,148,139	—	—	62,148,139
Financials	55,783,263	7,305,000	—	63,088,263
Health Care	51,296,538	8,931,134	—	60,227,672
Industrials	58,917,193	—	—	58,917,193
Information Technology	53,573,963	3,805,699	—	57,379,662
Materials	21,543,244	—	—	21,543,244
Telecommunication Services	8,477,940	—	—	8,477,940
Utilities	12,597,208	—	—	12,597,208
Preferred Stocks	11,887,815	18,003,700	—	29,891,515
Asset-Backed Securities	—	72,007,801	23,012,297	95,020,098
Mortgage-Backed Obligations	—	24,142,273	—	24,142,273
Non-Convertible Corporate Bond and Notes	—	26,037,996	—	26,037,996
Convertible Corporate Bond and Notes	—	10,865,625	—	10,865,625
Corporate Loans	—	12,053,185	—	12,053,185
Structured Security	—	—	2,576,591	2,576,591

15 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investment Companies	72,817,002	118,169,802	—	190,986,804
Exchange-Traded Options Purchased	1,399,825	—	—	1,399,825
Over-the-Counter Option Purchased	—	—	—	—
Over-the-Counter Interest Rate Swaptions Purchased	—	7,604,051	—	7,604,051

Total Investments, at Value	472,860,865	308,926,266	25,588,888	807,376,019
Other Financial Instruments:
Swaps, at value	—	1,710,824	—	1,710,824
Foreign currency exchange contracts	—	6,002,504	—	6,002,504

Total Assets	$472,860,865	$316,639,594	$25,588,888	$815,089,347

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(169,999,512)	$(1,155,267)	$—	$(171,154,779)
Foreign currency exchange contracts	—	(145,346)	—	(145,346)
Swaps, at value	—	(8,579,662)	—	(8,579,662)
Variation margin payable	(54,556)	—	—	(54,556)

Total Liabilities	$(170,054,068)	$(9,880,275)	$—	$(179,934,343)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

16 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

17 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $43,949,233 and $167,310,628, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments

18 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended January 31, 2014, the Fund had an ending monthly average market value of $891,550 and $20,353,868 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

19 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended January 31, 2014, the Fund had an ending monthly average market value of $1,986,256 and $20,190 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of January 31, 2014, the fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation)

20 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of

Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

21 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended January 31, 2014, the Fund had ending monthly average notional amounts of $171,509,590 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended January 31, 2014, the Fund had ending monthly average notional amounts of $5,876,958 and $5,192,333 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

22 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended January 31, 2014, the Fund had an ending monthly average market value of $9,147,336 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual

23 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of January 31, 2014, the Fund has required certain counterparties to post collateral of $13,972,404.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

24 OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of January 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$719,991,665
Federal tax cost of other investments	(160,294,047)

Total federal tax cost	$559,697,618

Gross unrealized appreciation	$127,059,532
Gross unrealized depreciation	(59,008,406)

Net unrealized appreciation	$68,051,126

25 OPPENHEIMER FLEXIBLE STRATEGIES FUND

STATEMENT OF INVESTMENTS January 31, 2014 / Unaudited

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—14.8%
Auto Components—1.6%
BorgWarner, Inc.	252,650	$13,567,305
Dana Holding Corp.	677,800	12,823,976
		26,391,281
Diversified Consumer Services—2.4%
Apollo Education Group, Inc.[1]	388,300	12,538,207
H&R Block, Inc.	622,050	18,910,320
ITT Educational Services, Inc.[1]	283,610	8,338,134
		39,786,661
Household Durables—4.5%
Leggett & Platt, Inc.	390,690	11,728,514
Lennar Corp., Cl. A	305,580	12,272,093
Newell Rubbermaid, Inc.	1,113,830	34,417,347
PulteGroup, Inc.	472,890	9,609,125
Tupperware Brands Corp.	71,040	5,566,694
		73,593,773
Leisure Equipment & Products—0.6%
Hasbro, Inc.	187,880	9,228,665
Media—3.8%
Cinemark Holdings, Inc.	293,790	8,610,985
Gannett Co., Inc.	354,450	9,758,009
Interpublic Group of Cos., Inc. (The)	493,720	8,057,510
Meredith Corp.	164,370	7,524,859
National CineMedia, Inc.	556,333	10,392,300
Regal Entertainment Group, Cl. A	516,060	10,063,170
Valassis Communications, Inc.	194,110	6,599,740
		61,006,573
Specialty Retail—1.9%
GameStop Corp., Cl. A	339,282	11,898,620
Office Depot, Inc.[1]	2,169,015	10,606,483
PetSmart, Inc.	133,630	8,418,690
		30,923,793
Consumer Staples—3.4%
Beverages—0.7%
Cott Corp.	1,326,060	10,422,832
Food Products—1.7%
B&G Foods, Inc.	370,025	12,125,719
J.M. Smucker Co. (The)	164,590	15,864,830
		27,990,549

	Shares	Value
Tobacco—1.0%
Lorillard, Inc.	336,234	$ 16,549,438
Energy—6.8%
Energy Equipment & Services—1.8%
Diamond Offshore Drilling, Inc.	181,900	8,829,426
Noble Corp. plc	420,650	13,052,770
Oceaneering International, Inc.	98,795	6,732,879
		28,615,075
Oil, Gas & Consumable Fuels—5.0%
Cameco Corp.	375,070	7,958,986
Cimarex Energy Co.	51,100	5,006,778
EQT Corp.	115,210	10,692,640
HollyFrontier Corp.	191,640	8,872,932
Kodiak Oil & Gas Corp.[1]	358,810	3,806,974
Pioneer Natural Resources Co.	64,000	10,836,480
QEP Resources, Inc.	201,200	6,215,068
Southwestern Energy Co.[1]	192,893	7,848,816
Tesoro Corp.	179,300	9,237,536
Whiting Petroleum Corp.[1]	192,030	11,210,711
		81,686,921
Financials—26.6%
Capital Markets—4.7%
Federated Investors, Inc., Cl. B	296,599	7,975,547
Invesco Ltd.	650,324	21,623,273
Lazard Ltd., Cl. A	875,526	37,437,492
Legg Mason, Inc.	244,882	10,370,753
		77,407,065
Commercial Banks—8.7%
Bank of the Ozarks, Inc.	334,990	21,238,366
Boston Private Financial Holdings, Inc.	348,450	4,282,450
CIT Group, Inc.	423,000	19,690,650
East West Bancorp, Inc.	525,090	17,569,511
First NBC Bank Holding Co.[1]	350,850	11,437,710
Huntington Bancshares, Inc.	1,963,700	17,810,759
KeyCorp	1,322,770	16,878,545
OFG Bancorp	280,205	4,085,389
SunTrust Banks, Inc.	449,450	16,638,639
TCF Financial Corp.	745,925	12,009,393
		141,641,412
Consumer Finance—1.0%
SLM Corp.	726,810	16,542,196

1    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Insurance—8.2%
Axis Capital Holdings Ltd.	183,499	$8,261,125
Everest Re Group Ltd.	67,670	9,795,909
Fidelity National Financial, Inc., Cl. A	464,151	14,639,323
Genworth Financial, Inc., Cl. A1	1,000,210	14,753,098
Lincoln National Corp.	274,410	13,179,912
Reinsurance Group of America, Inc., Cl. A	416,260	31,082,134
Unum Group	488,850	15,740,970
Validus Holdings Ltd.	526,750	18,920,860
XL Group plc	228,206	6,558,640
		132,931,971
Real Estate Investment Trusts (REITs)—3.7%
Aviv REIT, Inc.	399,070	9,733,317
CBL & Associates Properties, Inc.	463,580	7,876,224
Equity Lifestyle Properties, Inc.	251,730	9,895,506
LaSalle Hotel Properties	383,474	11,795,660
Omega Healthcare Investors, Inc.	472,861	15,103,181
Retail Opportunity Investments Corp.	402,027	5,813,311
		60,217,199
Thrifts & Mortgage Finance—0.3%
Essent Group Ltd.[1]	225,270	5,654,277
Health Care—8.3%
Health Care Equipment & Supplies—4.0%
Boston Scientific Corp.[1]	2,553,047	34,542,726
Teleflex, Inc.	210,577	19,718,430
Zimmer Holdings, Inc.	112,010	10,525,580
		64,786,736
Health Care Providers & Services—3.2%
Humana, Inc.	162,210	15,783,033
Omnicare, Inc.	395,961	24,731,724
Universal Health Services, Inc., Cl. B	150,571	12,349,833
		52,864,590
Pharmaceuticals—1.1%
Actavis plc[1]	91,110	17,217,968
Industrials—15.6%
Aerospace & Defense—1.4%
L-3 Communications Holdings, Inc.	122,930	13,653,835

	Shares	Value
Aerospace & Defense (Continued)
Raytheon Co.	89,170	$8,477,392
		22,131,227
Airlines—2.0%
Delta Air Lines, Inc.	1,065,172	32,604,915
Building Products—0.6%
Masco Corp.	434,886	9,202,188
Commercial Services & Supplies—1.1%
ACCO Brands Corp.[1]	1,457,480	8,467,959
Deluxe Corp.	200,010	9,710,485
		18,178,444
Construction & Engineering—0.3%
Chicago Bridge & Iron Co. NV	62,450	4,683,126
Electrical Equipment—4.7%
Eaton Corp. plc	568,070	41,520,236
Hubbell, Inc., Cl. B	129,510	15,117,702
Rockwell Automation, Inc.	173,920	19,972,973
		76,610,911
Machinery—4.9%
Oshkosh Corp.	340,110	18,413,555
Parker Hannifin Corp.	180,100	20,417,937
Pentair Ltd.	257,170	19,115,446
Timken Co.	404,420	22,780,979
		80,727,917
Trading Companies & Distributors—0.6%
HD Supply Holdings, Inc.[1]	480,060	10,306,888
Information Technology—13.5%
Computers & Peripherals—4.0%
NCR Corp.[1]	1,159,300	40,795,767
Seagate Technology plc	240,200	12,696,972
Western Digital Corp.	142,360	12,267,161
		65,759,900
Electronic Equipment, Instruments, & Components—1.6%
Anixter International, Inc.	172,699	15,149,157
Dolby Laboratories, Inc., Cl. A1	252,580	10,353,254
		25,502,411
Internet Software & Services—0.5%
IAC/InterActiveCorp	112,090	7,850,784
IT Services—1.8%
Paychex, Inc.	126,530	5,291,484

  2        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
VeriFone Systems, Inc.[1]	406,070	$11,780,091
Western Union Co.	791,040	12,182,016
		29,253,591
Semiconductors & Semiconductor Equipment—3.0%
Analog Devices, Inc.	240,250	11,596,867
Microchip Technology, Inc.	337,249	15,128,990
ON Semiconductor Corp.[1]	997,100	8,335,756
Skyworks Solutions, Inc.[1]	135,390	4,095,548
Spansion, Inc., Cl. A1	673,690	10,105,350
		49,262,511
Software—2.6%
CA, Inc.	546,400	17,528,512
Synopsys, Inc.[1]	618,030	24,634,676
		42,163,188
Materials—3.8%
Chemicals—0.8%
PPG Industries, Inc.	73,000	13,312,280
Containers & Packaging—1.2%
Ball Corp.	261,770	13,400,006
Rock-Tenn Co., Cl. A	62,280	6,320,175
		19,720,181
Metals & Mining—1.0%
Nucor Corp.	185,720	8,979,562
Steel Dynamics, Inc.	434,600	7,170,900
		16,150,462
Paper & Forest Products—0.8%
Louisiana-Pacific Corp.[1]	742,310	13,012,694
Telecommunication Services—1.2%
Diversified Telecommunication Services—1.2%
Frontier Communications Corp.	2,076,740	9,760,678
Windstream Holdings, Inc.	1,356,990	10,150,285
		19,910,963
Utilities—5.3%
Electric Utilities—1.4%
Entergy Corp.	172,762	10,889,189
Pepco Holdings, Inc.	652,050	12,669,332
		23,558,521
Gas Utilities—0.9%
Questar Corp.	625,360	14,583,395
Multi-Utilities—3.0%
Alliant Energy Corp.	256,300	13,317,348
Ameren Corp.	273,360	10,343,942
Avista Corp.	182,710	5,267,529

		Shares	Value
Multi-Utilities (Continued)
DTE Energy Co.		218,510	$ 14,906,752
Vectren Corp.		148,272	5,414,894
			49,250,465
Total Common Stocks (Cost $1,349,738,298)			1,619,195,937
Investment Company—0.5%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.08%[2,3]
(Cost $8,822,108)		8,822,108	8,822,108
Total Investments, at Value (Cost $1,358,560,406)	99.8%		1,628,018,045
Assets in Excess of Other Liabilities	0.2		3,592,915
Net Assets	100.0%		$1,631,610,960

3      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended January 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares January 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	28,250,948	57,707,733	77,136,573	8,822,108
			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$8,822,108	$4,186

3. Rate shown is the 7-day yield as of January 31, 2014.

  4    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal

  5    OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further

6      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

  7        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of January 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$240,930,746	$—	$—	$240,930,746
Consumer Staples	54,962,819	—	—	54,962,819
Energy	110,301,996	—	—	110,301,996
Financials	434,394,120	—	—	434,394,120
Health Care	134,869,294	—	—	134,869,294
Industrials	254,445,616	—	—	254,445,616
Information Technology	219,792,385	—	—	219,792,385
Materials	62,195,617	—	—	62,195,617
Telecommunication Services	19,910,963	—	—	19,910,963
Utilities	87,392,381	—	—	87,392,381
Investment Company	8,822,108	—	—	8,822,108

Total Assets	$1,628,018,045	$—	$—	$1,628,018,045

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 31, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,361,208,031

Gross unrealized appreciation	$286,147,524
Gross unrealized depreciation	(19,337,510)

Net unrealized appreciation	$266,810,014

  8        OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	3/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	3/13/2014